UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                               _____________


                                FORM 8-K/A

                              AMENDMENT NO. 1


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


                               _____________


     Date of Report (Date of earliest event reported):  April 11, 1995




                   PROPERTY SECURED INVESTMENTS, INC.
           (Exact name of registrant as specified in its charter)





           California              33-26036             95-4320650
   (State or other jurisdic-     (Commission           (IRS Employer
     tion of incorporation)      File Number)       Identification No.)







     445 South Figueroa Street, Suite 2600,
     Los Angeles, California                           90071-1630
     (Address of principal executive offices)          (Zip Code)






     Registrant's telephone number, including area code:
     (213) 612-7714

     EXHIBIT INDEX AT PAGE 3.



     Item 4.   Changes in Registrant's Certifying Accountant
               ---------------------------------------------

          On April 11, 1995, acting under Board authorization, Property Secured Investments, Inc. (the "Company") engaged the accounting firm of Deloitte & Touche ("D & T") to replace Singer, Lewak, Greenbaum & Goldstein ("SLGG") (as the successor to Shillan, Abrams & Company) as the Company's principal accountant. The Company appointed SLGG to replace D & T over two years ago based entirely on the lower cost of the services to be provided by SLGG as compared to D & T. The Company's new management sought competitive bids to conduct its 1994 year end audit.
     D & T proved to be the lowest bidder and has been selected to again be the Company's principal accountants based both upon D & T's international reputation and due to the competitive nature of its fee proposal.

          During the fiscal years 1994 and 1993, and in the subsequent interim period from December 31, 1994 to the date of this report, no report prepared by SLGG contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, auditing scope or accounting principles, nor did the Company have any disagreements with SLGG regarding any matter of accounting principles or practices, financial statement disclo-sure, or auditing scope or procedure. Furthermore, no "reportable events" (as defined in Regulation S-K
     Item 304(a)(1)(v)) occurred during such period.





     Dated:  May 11, 1995          PROPERTY SECURED INVESTMENTS, INC.



                              By:    /s/ Andrew K. Proctor
                                   --------------------------------
                                   ANDREW K. PROCTOR, President




















                               EXHIBIT INDEX
                               -------------


     No.       Description
     ---       -----------

     16 Letter on Change in Accountants - to be filed subsequently.


















































                                 EXHIBIT 16
                                 ==========




                    Singer, Lewak, Greenbaum & Goldstein
                       Certified Public Accountants &
             Management Consultants, a Professional Corporation



     May 9, 1995




     Securities and Exchange Commission
     Washington, D.C.  20549

     Re:  Property Secured Investments, Inc.
          File No. 33-26036

     Dear Sir and Madam:

     We have read Item 4 of the Form 8-K of Property Secured
     Investments, Inc. dated April 11, 1995, and agree with the statement contained therein.

     Very truly yours,

     SINGER, LEWAK, GREENBAUM & GOLDSTEIN
     Certified Public Accountants & Management Consultants,
     A Professional Corporation


     /s/ Marc I. Abrams

     Marc I. Abrams, C.P.A.
     Partner

     MIA:mc














